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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
The Keith Companies, Inc.


We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP
-----------------------------


Orange County, California
May 17, 2001